Obligations Related to Capital Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Obligations Related to Capital Leases
10. Obligations Related to Capital Leases

	December 31, 2017 $	December 31, 2016 $
LNG Carriers	961,711	338,257
Suezmax Tankers	198,746	54,582
Total obligations related to capital leases	1,160,457	392,839
Less current portion	(114,173)	(40,353)
Long-term obligations related to capital leases	1,046,284	352,486

LNG Carriers. As at December 31, 2017, Teekay LNG was a party to capital leases on five LNG carriers, the Creole Spirit, the Oak Spirit, the Torben Spirit, the Macoma, and the Murex. Upon delivery of the Creole Spirit in February 2016, the Oak Spirit in July 2016, the Torben Spirit in March 2017, the Macoma in October 2017, and the Murex in November 2017, Teekay LNG sold these vessels to third parties (or Lessors) and leased them back under 10-year bareboat charter contracts ending in 2026 and 2027. Four of the bareboat charter contracts are fixed-rate capital leases and one is a variable-rate capital lease, and all with a fixed-price purchase obligation at the end of the lease terms. At inception of these leases, the weighted-average interest rate implicit in these leases was 5.2%.

In addition, as at December 31, 2017, Teekay LNG had sale-leaseback agreements in place for three LNG carrier newbuildings scheduled to deliver during 2018, and at such dates, the buyers will take delivery and charter each respective vessel back to Teekay LNG. As at December 31, 2017, Teekay LNG had received $193 million from the buyers, which has been recorded as current and long-term obligations related to capital lease in Teekay LNG's consolidated balance sheets, and Teekay LNG has secured a further $375 million in capital lease financing to be received in 2018 upon delivery of the vessels.

Teekay LNG understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay LNG operates the vessels during the lease term and as a result, is considered to be, under U.S. GAAP, the Lessor's primary beneficiary; therefore, Teekay LNG consolidates the Lessors for financial reporting purposes as VIEs.

The liabilities of the Lessors are loans and are non-recourse to Teekay LNG. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by Teekay LNG's subsidiaries under the sale-leaseback transaction. As a result, the amounts due by Teekay LNG's subsidiaries to the Lessors have been included in obligations related to capital lease as representing the Lessors' loans.

Teekay LNG guarantees the obligations of the bareboat charter contracts. In addition, the guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage. As at December 31, 2017, Teekay LNG was in compliance with all covenants in respect of the obligations related to its capital leases.

As at December 31, 2017, the remaining commitments related to the eight capital leases for Teekay LNG's LNG carriers and LNG carrier newbuildings, including the related purchase obligations, approximated $1.4 billion, including imputed interest of $429.9 million, repayable from 2018 through 2027, as indicated below:

Year	Commitment
2018	$111,678
2019	$119,564
2020	$118,901
2021	$117,904
2022	$117,109
Thereafter	$806,458

Suezmax Tankers. As at December 31, 2017, Teekay LNG was a party to capital leases on two Suezmax tankers, the Teide Spirit and the Toledo Spirit. Under these capital leases, the owner has the option to require Teekay LNG to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in October 2017 and July 2018, respectively.

The amounts in the table below assume the owner will not exercise its options to require Teekay LNG to purchase either of the two remaining vessels, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable (in February 2018 and July 2018, respectively), and sell the vessels to third parties, upon which the lease obligations will be extinguished. In December 2017, the owner agreed to sell one of the Suezmax tankers to a third party. At the inception of these leases, the weighted-average interest rate implicit in these leases was 5.5%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by Teekay LNG.

In July 2017, Teekay Tankers completed a $153.0 million sale-leaseback financing transaction with a financial institution relating to four of Teekay Tankers' Suezmax tankers, the Athens Spirit, Beijing Spirit, Moscow Spirit and Sydney Spirit. Under this arrangement, Teekay Tankers transferred the vessels to subsidiaries of the financial institution (or collectively the Lessors) and leased the vessels back from the Lessors on bareboat charters for a 12-year term. Teekay Tankers has the option to purchase each of the four vessels at any point between July 2020 and July 2029.
Teekay Tankers understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay Tankers operates the vessels during the lease term and as a result, is considered to be, under U.S. GAAP, the Lessor's primary beneficiary and therefore Teekay Tankers consolidates the Lessors for financial reporting purposes.
The liabilities of the Lessors are loans and are non-recourse to Teekay Tankers. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by Teekay Tankers' subsidiaries under the lease-back transaction. As a result, the amounts due by Teekay Tankers' subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessor's loans.
The bareboat charters also require that Teekay Tankers maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least 6 months to maturity) of $35.0 million and at least 5.0% of Teekay Tankers' consolidated debt and obligations related to capital leases (excluding applicable security deposits reflected in restricted cash - long-term on Teekay Tankers' consolidated balance sheets). In addition, Teekay Tankers is required for each vessel to maintain a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. Such requirement is assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2017, this ratio was approximately 105%. As at December 31, 2017, Teekay Tankers was in compliance with all covenants in respect of its obligations related to capital leases.
As at December 31, 2017, the remaining commitments related to the six capital leases for Suezmax tankers, including the related purchase obligations, approximated $269.0 million, including imputed interest of $70.3 million, repayable from 2018 through 2029, as indicated below:

Year	Commitment
2018	$67,214
2019	$16,236
2020	$16,279
2021	$16,233
2022	$16,232
Thereafter	$136,846

Teekay Tankers maintains restricted cash deposits relating to leasing arrangements which cash totaled $2.7 million as at December 31, 2017.